Exhibit 10.197

2031 340082 Page: 5 of 18 IN WITNESS WHEREOF, this Assignment is executed under seal as of the date first above written. ASSIGNOR: BSPRT NORTHBROOK, LLC, a Delaware limited liability company By: Name: Micah Goodm Title: Authorized Si at ry [SIGNATURES CONTINUE ON FOLLOWING PAGE] Assignment of Ground Lease -Assignor Signature Page /s/ Micah Goodman

2031340082 Page: 6 of 18 ASSIGNEE: APF -NORTHBROOK, LLC, an Illinois limited liability company By: APF -REO, LLC, a South Carolina limited liability company Its Sole Member By: Access Point Financial. LLC, a Delaware limited liability company Its Sole Member R.Petigaraf Executive Officer !SIGNATURES CONTINUE ON FOLLOWING PAGEiAssignment of Ground Lease -Assignee Signature Page /s/ Dilip Petigara

2031340082 Page: 7 of 18 PLEDGOR: BSPRT CRE Equity, LLC, a Delaware limited liability company By: --------,-+----=(SEAL) Name: --------J'---+----Title: -------+---t'------Assignment of Ground Lease -Pledgor Signature Page /s/ Micah Goodman

/s/ Victoria Kuhne /s/ Micah Goodman

/s/ Rhonda Loerzel /s/ Dilip Petigara

7

2031340082

Doc# 2031340082 Fee $88.00

RHSP FEE:$9.00 RPRF FEE: $1.00

EDWARD M. MOODY

COOK COUNTY RECORDER OF DEEDS

DATE: 11/10/2020 02:10 PM PG: 1 OF 18

This instrument was prepared and recording is requested by, and when recorded, return to: G. Wilson Horde III, Esq. Burr & Forman, LLP 171 17th Street NW, Suite 1100 Atlanta, GA 30363	**Exempt under provisions of Paragraph L, Section 31-45 of the Real estate Transfer Tax Law (35 ILCS 200/31-45)** Oct 28, 2020

ASSIGNMENT OF GROUND LEASE

THIS ASSIGNMENT OF GROUND LEASE ("**Assignment**") is made effective as of October 28, 2020 ("**Effective Date**"), by **BSPRT NORTHBROOK, LLC**, a Delaware limited liability company, whose mailing address is c/o Benefit Street Partners, 1345 Avenue of the Americas, New York, NY 10105 ("**Assignor**") and **APF – NORTHBROOK , LLC,** an Illinois limited liability company, whose mailing address is c/o Access Point Financial, LLC, One Ravinia Drive, Suite 900, Atlanta GA 30346 ("**Assignee**"). Assignor and Assignee are also referred to herein collectively as the "**Parties**" or individually as a "**Party**."

2-30858

WHEREAS, Borrower is indebted to Access Point Financial, LLC, a Delaware limited liability company ("**Lender**"), pursuant to a mortgage loan in the stated principal amount of Eleven Million and No/100 Dollars ($11,000,000.00) (the "**Loan**"). The Loan is evidenced by that certain Promissory Note, dated January 6, 2020, made payable by Borrower to the order of Lender in the stated principal amount of $10,000,000.00 (together with any and all amendments or modifications, the "**Note**"); and

WHEREAS, to secure repayment of the Loan and as an inducement therefor, Borrower executed and delivered to Lender that certain Leasehold Mortgage and Security Agreement, dated January 6, 2020 and recorded January 7, 2020 as Document No. 2000745122 in the Office of the Recorder of Deeds of Cook County, Illinois records (the "**Recording Office**"), (together with any and all amendments or modifications, the "**Mortgage**"), and that certain Assignment of Leases and Rents, dated January 6, 2020, and recorded January 7, 2020 as Document No. 2000745123 in the Recording Office (the "**ALR**"); and

S Y
P 18 &C
S
M Y
SC Y
E Y
INT

WHEREAS, the Mortgage encumbers the lessee's leasehold interest in the Ground Lease (as defined below) pursuant to which Assignor owns a leasehold interest in the real property located at 1110 Willow Road, Northbrook, Illinois 60062 and having the legal description set forth in **Exhibit A** (the "**Property**"), and certain personal property arising from or related to such real property, including without limitation, the lease, use, or operation of such real property (as more particularly described as the "Premises" in the Mortgage), which lease and related

documents are more particularly described in **Exhibit B** attached hereto (collectively, the "**Ground Lease**"); and

WHEREAS, as additional security for the Loan, **BSPRT CRE EQUITY, LLC,** a Delaware limited liability company (the "**Pledgor**") executed that certain Pledge Agreement, dated January 6, 2020 in favor of Lender (the "**Pledge Agreement**");

WHEREAS, Assignor is in default of its various obligations under the Loan Documents, including, without limitation, failure to pay the applicable amounts as and when due under the Loan Documents (as defined in the Mortgage) (collectively, the "**Defaults**");

WHEREAS, Assignor and Pledgor desire to avoid being named in enforcement actions against one or more of them, or their property, by Lender as a result of the Defaults. In consideration for Lender's covenant not to sue one or more of them in its pursuit of said in enforcement actions as documented by a separate covenant not to sue agreement between Assignee, Pledgor and Lender effective on our about the date hereof ("**Lender's Covenant**"), each of Assignor and Pledgor have agreed to execute such agreements and other documents as Lender may reasonably request to transfer Assignor's interest as the lessee under the Ground Lease to Assignee (as Lender's affiliated designee), together with (i) all furniture, fixtures and equipment financed by Lender, and (ii) to the extent assignable, all assignable permits, licenses and approvals for the Premises, including any alcohol service licenses held by Assignor and Pledgor or any person, entity, agent or contractor affiliated or associated with any of them.

NOW, THEREFORE, as a result of the Defaults, Lender's Covenant; and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals. The foregoing recitals are true and correct in all material respects and are incorporated herein by reference.

2. Assignment and Assumption. Assignor hereby transfers, assigns and conveys to Assignee, all of Assignor's right, title and interest in and under the Ground Lease. Assignee hereby accepts the assignment of the Ground Lease and Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, commitments, conditions, and obligations as required to be kept, performed, and fulfilled by Assignor as Lessee under the Ground Lease as of the Effective Date. Assignor further assigns and conveys to Assignee all of Assignor's right, title and interest in and to (i) all improvements located on or associated with the Ground Lease and (ii) all items of personal property used in the operation of any business operated on the Property.

3. Liability of Assignor. It is specifically agreed between the Parties that Assignor shall be responsible to the Lessor under the Ground Lease for the discharge and performance of

any and all duties and obligations to be performed and/or discharged by the Assignor under the Ground Lease arising prior to the Effective Date.

4. Liability of Assignee. It is specifically agreed between the Parties that Assignee shall be responsible to the Lessor under the Ground Lease for the discharge and performance of any and all duties and obligations to be performed and/or discharged by the Assignor under the Ground Lease arising on or after (but not prior to) the Effective Date.

5. Effect on Lease. Except as specifically provided herein, the Ground Lease shall remain in full force and effect and nothing in this Assignment shall be deemed to waive or modify the provisions of the Lease.

6. Waiver of Redemption Rights. Assignor hereby acknowledges that it is in Default of the Loan Documents. Assignor hereby waives any and all rights of redemption, reinstatement or similar rights to which it may be entitled under Illinois and any other applicable law.

7. Warranty of Title. Assignor and Pledgor warrant to Assignee that Assignor has not previously assigned any interest in or to the Ground Lease to any other party and it is the owner of 100% of the right, title and interest as Lessee under the Ground Lease. The warranties contained in this Paragraph 7 shall survive the execution, delivery and recordation of this Assignment.

8. Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS ASSIGNMENT, ASSIGNEE HEREBY ACCEPTS THE PROPERTY IN ITS EXISTING CONDITION, ON AN AS-IS, WHERE-IS BASIS, AND WITH ALL FAULTS, CIRCUMSTANCES, CONDITIONS, AND DEFECTS. ASSIGNEE ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ASSIGNOR DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, OR GUARANTEES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE. ASSIGNEE ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, ASSIGNEE ASSUMES THE FULL RISK OF ANY LOSS OR PROPERTY DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION, OR DEFECT PERTANING TO THE PROPERTY. THE DISCLAIMERS AND ACKNOWLEDGEMENTS CONTAINED IN THIS PARAGRAPH 8 SHALL SURVIVE THE EXECUTION, DELIVERY, AND RECORDATION OF THIS ASSIGNMENT.

9. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the Parties, their heirs, executors, administrators, successors in interest, and permitted assigns.

10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

11. Headings. The captions and headings of various sections of this Agreement are for convenience only and are not to be considered as defining and limiting in any way the scope or intent of the provisions hereof.

12. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be enforceable against the Party executing such counterpart but collectively all such counterparts shall constitute one binding agreement (one fully executed Assignment) by and among the Parties. Any copy of a fully executed Assignment shall be as enforceable as the originally executed document(s).

[SIGNATURES BEGIN ON FOLLOWING PAGE.]

REAL ESTATE TRANSFER TAX 03-Nov-2020

COUNTY:	0.00
ILLINOIS:	0.00
TOTAL:	0.00

04-23-107-009-0000 | 20201001643469 | 2-114-227-168

43901665 v2

IN WITNESS WHEREOF, this Assignment is executed under seal as of the date first above written.

ASSIGNOR:

BSPRT NORTHBROOK, LLC,
a Delaware limited liability company

By: **/s/ Micah Goodman** (SEAL)
Name: Micah Goodman
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ASSIGNEE:

APF – NORTHBROOK, LLC,
an Illinois limited liability company

By: APF – REO, LLC,
a South Carolina limited liability company
Its Sole Member

By: Access Point Financial, LLC,
a Delaware limited liability company
Its Sole Member

By: /s/ Dilip Petigara (SEAL)
Name: Dilip R. Petigara
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PLEDGOR:

BSPRT CRE Equity, LLC,
a Delaware limited liability company

By: /s/ Micah Goodman (SEAL)
Name: ______________________
Title: ______________________

Exhibit A

Description of Property

PARCEL 1:

SUB-LEASEHOLD ESTATE, AS LEASEHOLD ESTATE IS DEFINED IN PARAGRAPH 1 (C) OF THE ALTA FORM 13.0/13.1, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE AGREEMENT OF SUBLEASE, SAID AGREEMENT OF SUBLEASE AGREEMENT DATED JANUARY 24, 2007, HAVING A COMMENCEMENT DATE OF JANUARY 24, 2007 AND AN EXPIRATION DATE OF DECEMBER 31, 2127 IF ALL EXTENSION OPTIONS ARE EXERCISED, ORIGINALLY BY AND BETWEEN NORTHBROOK HOTEL GROUP L.P., AN ILLINOIS LIMITED PARTNERSHIP, AS SUBTENANT, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS SUBLANDLORD, ("LEASE AGREEMENT") (SAID SUBLANDLORD'S INTEREST IN THE LAND WAS CREATED BY THAT GROUND LEASE MEMORIALIZED BY THAT CERTAIN SHORT FORM AND MEMORANDUM OF GROUND LEASE RECORDED JULY 31, 2006 AS DOCUMENT NUMBER 0621218089, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, AS LESSOR, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS LESSEE, AND ASSIGNMENT AND ASSUMPTION OF AGREEMENT RECORDED NOVEMBER 24, 2010 AS DOCUMENT NUMBER 1032842097, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO WILLOW INVESTMENTS PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED MAY 22, 2014 AS DOCUMENT NUMBER 1414235203, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, ASSIGNOR, TO PARCEL SE-1B-2 LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE). THE AGREEMENT OF SUBLEASE IS MEMORIALIZED BY THAT CERTAIN MEMORANDUM OF AGREEMENT OF SUBLEASE RECORDED ON MAY 17, 2007 AS DOCUMENT NUMBER 0713739089; AND ASSIGNMENT OF AGREEMENT OF SUBLEASE RECORDED ON AUGUST 22, 2019 AS DOCUMENT NUMBER 1923415100, BY AND BETWEEN NORTHBROOK HOTEL GROUP, L.P., AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO BSPRT NORTHBROOK, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND MEMORANDUM OF SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED OCTOBER 15, 2019 AS DOCUMENT NUMBER 1928822159, BY AND BETWEEN WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNOR, TO PARM HOTEL MANAGEMENT NORTHBROOK LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE, IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, THE FOLLOWING DESCRIBED PREMISES (EXCEPT THE BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND), TO-WIT:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5)

NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY

ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50

FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD SEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 2:

BUILDING AND IMPROVEMENTS LOCATED ON THE REAL PROPERTY KNOWN AS 1110 WILLOW ROAD, NORTHBROOK, ILLINOIS 60062, BUT EXPRESSLY EXCLUDING ANY LAND

UNDER OR NEAR THE BUILDING AND IMPROVEMENTS. THE BUILDING AND IMPROVEMENTS IS LOCATED ON THE FOLLOWING DESCRIBED TRACT
OF LAND:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD
PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET

TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO

THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE;

THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD SEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED JANUARY 21, 2000 AND RECORDED APRIL 13, 2000 AS DOCUMENT NUMBER 00261797 FROM SOCIETY OF THE DIVINE WORD, AN ILLINOIS NOT-FOR-PROFIT CORPORATION AND AS AMENDED BY AMENDED AND RESTATED DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED SEPTEMBER 15, 2005 AND RECORDED SEPTEMBER 23, 2005 AS DOCUMENT NUMBER 0526639112, FOR THE PURPOSE OF ESTABLISHING CERTAIN EASEMENTS OVER, UNDER, UPON AND ALONG CERTAIN PORTIONS OF PARCEL SE-1.

PIN: 04-23-107-009-0000

CKA: 1110 Willow Road
Northbrook, IL 60062

Exhibit B

Ground Lease

Borrower's right, title interest, benefits and privileges arising out of the following: that certain Agreement of Sublease Agreement dated January 24, 2007, having a commencement date of January 24, 2007 and an expiration date of December 31, 2127 if all extension options are exercised, originally by and between Northbrook Hotel Group L.P., an Illinois limited partnership, as subtenant, and FCL Founders Drive, LLC, an Illinois limited liability company, as sublandlord, (said sublandlord's interest in the land was created by that ground lease memorialized by that certain Short Form and Memorandum of Ground Lease recorded July 31, 2006 as Document Number 0621218089, by and between Chicago Title Land Trust Company, as Trustee under Trust Agreement dated May 31, 2006 and known as Trust Number 1114332, as lessor, and FCL Founders Drive, LLC, an Illinois limited liability company, as lessee, and Assignment and Assumption of Agreement recorded November 24, 2010 as Document Number 1032842097, by and between FCL Founders Drive, LLC, an Illinois limited liability company, assignor, to Willow Investments Partners, LLC, a Delaware limited liability company, assignee; and Ground Lease Assignment and Assumption Agreement recorded May 22, 2014 as Document Number 1414235203, by and between Chicago Title Land Trust Company, as Trustee under Trust Agreement dated May 31, 2006 and known as Trust Number 1114332, assignor, to Parcel SE-1B-2 LLC, an Illinois limited liability company, assignee). The Agreement of Sublease is memorialized by that certain Memorandum of Agreement of Sublease recorded on May 17, 2007 as Document Number 0713739089; and Assignment of Agreement of Sublease recorded on August 22, 2019 as Document Number 1923415100, by and between Northbrook Hotel Group, L.P., an Illinois limited liability company, assignor, to BSPRT Northbrook, LLC, a Delaware limited liability company, assignee; and Memorandum of Sublease Assignment and Assumption Agreement recorded October 15, 2019 as Document Number 1928822159, by and between Willow Investment Partners, LLC, a Delaware limited liability company, assignor, to Parm Hotel Management Northbrook LLC, an Illinois limited liability company, assignee, (as assigned, hereinafter referred to as the "Ground Lease Agreement")

STATEMENT BY GRANTOR AND GRANTEE

The Grantor or his Agent affirms that, to the best of his knowledge, the name of the Grantee shown on the Deed or Assignment of Beneficial Interest in a land trust is either a natural person, an Illinois corporation or foreign corporation authorized to do business or acquire and hold title to real estate in Illinois, a partnership authorized to do business or acquire and hold title to real estate in Illinois, or other entity recognized as a person and authorized to do business or acquire title to real estate under the laws of the State of Illinois.

Dated: October 28, 2020

GRANTOR OR AGENT:

BSPRT NORTHBROOK, LLC,
a Delaware limited liability company

By: /s/ Micah Goodman (SEAL)
Name: Micah Goodman
Title: Authorized Signatory

Subscribed and sworn to before me
By the said
This 29 day of October, 2020

/s/ Victoria Kuhne
Notary Public

VICTORIA A. KUHNE
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01KU6328486
Qualified in New York County
Commission Expires August 03, 2023

The Grantee or his Agent affirms that, to the best of his knowledge, the name of the Grantee shown on the Deed or Assignment of Beneficial Interest in a land trust is either a natural person, an Illinois corporation or foreign corporation authorized to do business or acquire and hold title to real estate in Illinois, a partnership authorized to do business or acquire and hold title to real estate in Illinois, or other entity recognized as a person and authorized to do business or acquire title to real estate under the laws of the State octillions.

Dated: October 28, 2020

GRANTEE OR AGENT:

APF – NORTHBROOK, LLC,
an Illinois limited liability company

By: APF – REO, LLC,
a South Carolina limited liability company
Its Sole Member

By: Access Point Financial, LLC,
a Delaware limited liability company
Its Sole Member

By:________________________ (SEAL)
Dilip R. Petigara
Chief Executive Officer

Subscribed and sworn to before me
By the said
This _____ day of October, 2020

____
Notary Public

stewart

STATEMENT BY GRANTOR AND GRANTEE

The Grantor or his Agent affirms that, to the best of his knowledge, the name of the Grantee shown on the Deed or Assignment of Beneficial Interest in a land trust is either a natural person, an Illinois corporation or foreign corporation authorized to do business or acquire and hold title to real estate in Illinois, a partnership authorized to do business or acquire and hold title to real estate in Illinois, or other entity recognized as a person and authorized to do business or acquire title to real estate under the laws of the State of Illinois.

Dated: October 28, 2020

GRANTOR OR AGENT:

BSPRT NORTHBROOK, LLC,
a Delaware limited liability company

By:______________________________ (SEAL)
Name: Micah Goodman
Title: Authorized Signatory

Subscribed and sworn to before me
By the said
This _____ day of October, 2020

____
Notary Public

The Grantee or his Agent affirms that, to the best of his knowledge, the name of the Grantee shown on the Deed or Assignment of Beneficial Interest in a land trust is either a natural person, an Illinois corporation or foreign corporation authorized to do business or acquire and hold title to real estate in Illinois, a partnership authorized to do business or acquire and hold title to real estate in Illinois, or other entity recognized as a person and authorized to do business or acquire title to real estate under the laws of the State octillions.

Dated: October 28, 2020

GRANTEE OR AGENT:

APF – NORTHBROOK, LLC,
an Illinois limited liability company

By: APF – REO, LLC,
a South Carolina limited liability company
Its Sole Member

By: Access Point Financial, LLC,
a Delaware limited liability company
Its Sole Member

By: **/s/ Dilip Petigara** (SEAL)
Dilip R. Petigara
Chief Executive Officer

Subscribed and sworn to before me
By the said
This 28 day of October, 2020

/s/ Rhonda Loerzel
Notary Public

RHONDA LOERZEL
MY COMMISSION EXPIRES
SEPTEMBER 07 2024
FULTON COUNTY, GA
NOTARY PUBLIC

stewart

Document7